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                                                                  CONFORMED COPY

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         July 22, 2004
                                                --------------------------------


                               CAMBREX CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

        1-10638                                          22-2476135
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(Commission File Number)                       (IRS Employer Identification No.)

One Meadowlands Plaza, East Rutherford, New Jersey                      07073
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:       (201) 804-3000
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                               CAMBREX CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  JULY 22, 2004

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

            (99.1) Press release issued by Cambrex Corporation dated July 22,
                   2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION UNDER ITEM 12

      On July 22, 2004, Cambrex Corporation issued a press release announcing its financial results for the second quarter of 2004 and providing guidance for the balance of 2004. The press release is attached to this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                                CAMBREX CORPORATION


                                                By: /s/ Luke M. Beshar
                                                    ----------------------
                                                        Luke M. Beshar
                                                        Senior Vice President
                                                        Chief Financial Officer

Dated: July 22, 2004



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                                  EXHIBIT INDEX

99.1  Press Release of Cambrex Corporation dated July 22, 2004




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